CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
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     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Alpine Series Trust, do hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Alpine Series Trust for the six months ended April 30, 2003 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Alpine Series Trust.

/s/ Samuel A. Lieber                    /s/ Sheldon Flamm
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Samuel A. Lieber                        Sheldon Flamm
President, Alpine Series Trust          Treasurer, Alpine Series Trust

Dated:    7/09/03                       Dated:    7/09/03
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A signed original of this written statement required by Section 906 has been provided to Alpine Series Trust and will be retained by Alpine Series Trust and furnished to the SEC or its staff upon request.